Exhibit 99.3
Item 1.  Financial Statements

COMMUNITY SAVINGS BANKSHARES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
AT SEPTEMBER 30, 2001 (UNAUDITED) AND DECEMBER 31, 2000

                                                                                     September 30,  December 31,
                                                                                          2001          2000
                                                                                          ----          ----
                                                                                      (Unaudited)
ASSETS                                                                                     (In thousands)
  Cash and cash equivalents:
    Cash and amounts due from depository institutions                                  $  17,462     $  17,844
    Interest-bearing deposits                                                             48,837        27,274
                                                                                       ---------     ---------
       Total cash and cash equivalents                                                    66,299        45,118

  Securities available for sale                                                           93,028       131,418
  Securities held to maturity                                                             29,818        34,025
  Loans receivable, net of allowance for loan losses of $4,375 at
    September 30, 2001 (unaudited) and $3,875 at December 31, 2000                       695,038       691,294
  Accrued interest receivable                                                              3,745         4,363
  Premises and equipment, net                                                             27,547        25,323
  Real estate held for investment                                                          2,085         2,193
  Investment in and advances to real estate venture                                       17,694        14,612
  Real estate owned, net                                                                      10           170
  Federal Home Loan Bank stock - at cost                                                   8,063         8,063
  Other assets                                                                             6,640         6,126
                                                                                       ---------     ---------
       Total assets                                                                    $ 949,967     $ 962,705
                                                                                       =========     =========

LIABILITIES
  Deposits:
    Demand deposits                                                                    $  50,960     $  44,662
    NOW and statement savings                                                             78,182        79,110
    Savings deposits                                                                      41,476        34,506
    Money market deposits                                                                106,059        91,214
    Certificates of deposit                                                              390,289       431,577
                                                                                       ---------     ---------
       Total deposits                                                                    666,966       681,069

  Mortgage-backed bond, net                                                               12,879        13,582
  Advances from Federal Home Loan Bank                                                   134,143       146,714
  Advances by borrowers for taxes and insurance                                            8,816         1,153
  Other liabilities                                                                        9,524         7,724
                                                                                       ---------     ---------
       Total liabilities                                                                 832,328       850,242
                                                                                       ---------     ---------

SHAREHOLDERS' EQUITY
  Preferred stock ($1 par value): 10,000,000 shares authorized, no shares issued              --            --
  Common stock ($1 par value): 60,000,000 shares authorized; 8,660,254 and 8,542,363
    shares outstanding at September 30, 2001 and December 31, 2000, respectively          10,571        10,571
  Additional paid-in capital                                                              94,401        94,043
  Retained income - substantially restricted                                              40,704        39,832
  Common stock purchased by Employee Stock Ownership Plan                                 (3,576)       (4,038)
  Common stock issued to or purchased by Recognition and Retention Plans                  (1,261)       (1,907)
  Accumulated other comprehensive income (loss)                                              504          (855)
  Treasury stock, at cost: 1,910,886 and 2,028,777 shares at September 30, 2001 and
    December 31, 2000, respectively                                                      (23,704)      (25,183)
                                                                                       ---------     ---------
       Total shareholders' equity                                                        117,639       112,463
                                                                                       ---------     ---------
       Total liabilities and shareholders' equity                                      $ 949,967     $ 962,705
                                                                                       =========     =========


See notes to consolidated financial statements.

COMMUNITY SAVINGS BANKSHARES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                                                For the three months           For the nine months
                                                                 ended September 30,           ended September 30,
                                                                 2001           2000           2001           2000
                                                                 ----           ----           ----           ----
                                                                                    (Unaudited)
                                                                    (Dollars in thousands, except per share data)

Interest income:
  Loans                                                       $    13,200    $    13,052    $    40,422    $    37,069
  Securities                                                        2,327          3,130          7,588          9,421
  Other interest and dividend income                                  536            658          1,746          1,914
                                                              -----------    -----------    -----------    -----------
     Total interest income                                         16,063         16,840         49,756         48,404
                                                              -----------    -----------    -----------    -----------

Interest expense:
  Deposits                                                          6,756          7,143         21,822         19,510
  Advances from Federal Home Loan Bank and other borrowings         2,247          2,763          6,905          7,682
                                                              -----------    -----------    -----------    -----------
     Total interest expense                                         9,003          9,906         28,727         27,192
                                                              -----------    -----------    -----------    -----------
Net interest income                                                 7,060          6,934         21,029         21,212
Provision for loan losses                                              90             75            270            300
                                                              -----------    -----------    -----------    -----------
Net interest income after provision for loan losses                 6,970          6,859         20,759         20,912
                                                              -----------    -----------    -----------    -----------

Other income:
  Servicing income and other fees                                      49             49            165            206
  NOW account and other customer fees                                 920            899          2,700          2,585
  Net gain (loss) on real estate owned                                  4            (13)            28             12
  Loss on write down of securities available for sale                  --             --             --           (138)
  Loss on sale of securities available for sale                        (8)            --             (8)            --
  Equity in net income (loss) of real estate venture                   28            145            249            (55)
  Net gain (loss) on termination of defined benefit plan               --            (15)            --            907
  Miscellaneous                                                        99             94            384            279
                                                              -----------    -----------    -----------    -----------
     Total other income                                             1,092          1,159          3,518          3,796
                                                              -----------    -----------    -----------    -----------

Operating expense:
  Employee compensation and benefits                                3,457          3,130         10,301          9,365
  Occupancy and equipment                                           1,469          1,425          4,308          4,372
  Advertising and promotion                                           171            168            515            547
  Federal deposit insurance premium                                    31             32             95             94
  Miscellaneous                                                     1,044            814          3,116          2,563
                                                              -----------    -----------    -----------    -----------
     Total operating expense                                        6,172          5,569         18,335         16,941
                                                              -----------    -----------    -----------    -----------

Income before provision for income taxes                            1,890          2,449          5,942          7,767
Provision for income taxes                                            612            850          1,875          2,561
                                                              -----------    -----------    -----------    -----------
Net income                                                    $     1,278    $     1,599    $     4,067    $     5,206
                                                              ===========    ===========    ===========    ===========

Basic earnings per share                                      $      0.16    $      0.19    $      0.50    $      0.61
                                                              ===========    ===========    ===========    ===========
Diluted earnings per share                                    $      0.15    $      0.18    $      0.49    $      0.59
                                                              ===========    ===========    ===========    ===========
Weighted average common shares outstanding - basic              8,169,766      8,493,351      8,092,583      8,575,565
                                                              ===========    ===========    ===========    ===========
Weighted average common shares outstanding - diluted            8,482,845      8,734,721      8,362,609      8,809,971
                                                              ===========    ===========    ===========    ===========


See notes to consolidated financial statements.

COMMUNITY SAVINGS BANKSHARES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (UNAUDITED)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                 --------------------------------------------------------------------------------------------------

                                                          Retained     Employee   Recognition  Accumulated
                                            Additional     Income-      Stock         and          Other
                                  Common      Paid-In   Substantially  Ownership   Retention  Comprehensive   Treasury
                                   Stock      Capital    Restricted      Plan        Plans     Income(Loss)     Stock      Total
                                 --------------------------------------------------------------------------------------------------
                                                                           (In thousands)

                                 --------------------------------------------------------------------------------------------------

Balance - December 31, 1999      $  10,571   $  93,744   $  37,869    $  (4,722)   $  (2,586)   $  (3,358)   $ (15,817)   $ 115,701
Net income for the nine
  months ended September 30,
  2000                                  --          --       5,206           --           --           --           --        5,206
Other comprehensive income:
  Unrealized increase in
    market value of securities
    available for sale (net
    of income taxes)                    --          --          --           --           --          993           --          993
                                                                                                                          ---------
Comprehensive income                                                                                                          6,199

Stock options exercised                 --          --          --           --           --           --          754          754
Shares committed to be
    released - Employee Stock
    Ownership Plan and
    Recognition and Retention
    Plans                               --         206          --          513          537           --           --        1,256
Stock benefit plan tax
  adjustment                            --          --         159           --           --           --           --          159
Purchase of treasury stock              --          --          --           --           --           --       (6,598)      (6,598)
Dividends declared                      --          --      (2,786)          --           --           --           --       (2,786)
                                 --------------------------------------------------------------------------------------------------
Balance - September 30, 2000
  (unaudited)                    $  10,571   $  93,950   $  40,448    $  (4,209)   $  (2,049)   $  (2,365)   $ (21,661)   $ 114,685
                                 --------------------------------------------------------------------------------------------------

Balance - December 31, 2000      $  10,571   $  94,043   $  39,832    $  (4,038)   $  (1,907)   $    (855)   $ (25,183)   $ 112,463
Net income for the nine
  months ended September 30,
  2001                                  --          --       4,067           --           --           --           --        4,067
Other comprehensive income:
  Unrealized increase in
    market value of securities
    available for sale (net
    of income taxes)                    --          --          --           --           --        1,359           --        1,359
                                                                                                                          ---------
Comprehensive income                                                                                                          5,426

Stock options exercised                 --          --        (526)          --           --           --        1,479          953
Shares committed to be
    released - Employee Stock
    Ownership Plan and
    Recognition and Retention
    Plans                               --         358          --          462          646           --           --        1,466
Dividends declared                      --          --      (2,669)          --           --           --           --       (2,669)
                                 --------------------------------------------------------------------------------------------------
Balance September 30, 2001
  (unaudited)                    $  10,571   $  94,401   $  40,704    $  (3,576)   $  (1,261)   $     504    $ (23,704)   $ 117,639
                                 ==================================================================================================


See notes to consolidated financial statements.

COMMUNITY SAVINGS BANKSHARES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                                                                     For the nine months ended
                                                                                           September 30,
                                                                                         2001        2000
                                                                                         ----        ----
                                                                                           (Unaudited)
                                                                                          (In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                           $  4,067    $  5,206
  Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation and amortization                                                         1,684       1,654
    ESOP and Recognition and Retention Plans compensation expense                         1,466       1,415
    Accretion of discounts, amortization of premiums, and other deferred yield items     (1,511)     (1,316)
    Loss on sale of securities available for sale                                             8          --
    Provision for loan losses                                                               270         300
  Decrease (increase) in other assets                                                       205        (361)
  Increase in other liabilities                                                           8,748       5,664
                                                                                       --------    --------

      Net cash from operating activities                                                 14,937      12,562
                                                                                       --------    --------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Net change in loans                                                                    (1,887)    (39,642)
  Principal payments, calls and maturities received on securities and FHLB stock         48,678       8,280
  Proceeds from sale of securities available for sale                                       246          --
  Purchases of:
    Loans and participations                                                             (2,127)    (28,507)
    Securities available for sale and Federal Home Loan Bank stock                       (2,750)     (3,686)
    Premises and equipment, net and real estate held for investment, net                 (3,489)     (2,021)
  Net change in investment in real estate venture                                        (3,055)     (2,362)
                                                                                       --------    --------

      Net cash from investing activities                                                 35,616     (67,938)
                                                                                       --------    --------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net (decrease) increase in deposits                                                   (14,103)     49,445
  Advances from Federal Home Loan Bank                                                       --      70,000
  Repayments, calls of advances from Federal Home Loan Bank                             (12,571)    (62,972)
  Purchase of treasury stock                                                                 --      (6,598)
  Proceeds from exercise of stock options                                                   953         754
  Payments made on  mortgage-backed bond                                                 (1,041)     (1,040)
  Dividends paid                                                                         (2,610)     (2,786)
                                                                                       --------    --------

      Net cash from financing activities                                                (29,372)     46,803
                                                                                       --------    --------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                     21,181      (8,573)
CASH AND CASH EQUIVALENTS, beginning of period                                           45,118      45,239
                                                                                       --------    --------
CASH AND CASH EQUIVALENTS, end of period                                               $ 66,299    $ 36,666
                                                                                       ========    ========


See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1.       BASIS OF PRESENTATION

         The unaudited consolidated interim financial statements for Community Savings Bankshares, Inc. ("Bankshares") and its subsidiary Community Savings, F. A. (the "Association"), reflect all adjustments (consisting only of normal recurring accruals) which, in the opinion of management, are necessary to present fairly Bankshares' consolidated financial condition and the consolidated results of operations and cash flows for the interim periods presented herein. The results for interim periods are not necessarily indicative of trends or results to be expected for the full fiscal year. All weighted interest rates are presented on an annualized basis. The unaudited consolidated interim financial statements and notes thereto should be read in conjunction with the audited consolidated financial statements and the notes thereto included in Bankshares' Annual Report to Shareholders for the year ended December 31, 2000.

         Reclassifications - Certain items in the 2000 financial statements and the notes thereto have been reclassified to conform with the 2001 presentation.

2.       AGREEMENT AND PLAN OF MERGER

         On September 9, 2001, Bankshares and BankAtlantic Bancorp ("BankAtlantic") (NYSE:BBX) executed the Agreement and Plan of Merger, (the "definitive agreement"), pursuant to which BankAtlantic will acquire Bankshares. In the transaction, Bankshares' shareholders will receive $19.00 per share in cash resulting in a transaction value of approximately $170 million. The transaction is currently expected to close in the first quarter of 2002 and is subject to certain conditions including, among other things, approval by the Office of Thrift Supervision ("OTS") and Bankshares' shareholders.

3.       LOANS RECEIVABLE

         Loans receivable consists of the following:

                                                   September 30,    December 31,
                                                        2001            2000
                                                        ----            ----
                                                           (In thousands)
         Real estate loans:
            Residential 1-4 family                   $ 534,022       $ 511,324
            Residential 1-4 family construction         84,015         113,179
            Multi-family                                 8,776          10,501
            Multi-family construction                   20,541          33,960
            Land                                        21,767          20,216
            Commercial                                  40,178          37,255
            Commercial construction                     11,333           8,170
                                                     ---------       ---------
               Total real estate loans                 720,632         734,605
                                                     ---------       ---------

         Non-real estate loans:
            Consumer                                    14,992          14,029
            Commercial business                          8,783           5,454
                                                     ---------       ---------
               Total non-real estate loans              23,775          19,483
                                                     ---------       ---------
               Total loans receivable                  744,407         754,088

            Undisbursed loan proceeds                  (46,981)        (60,874)
            Unearned discounts and premiums and
               net deferred loan fees and costs          1,987           1,955
            Allowance for loan losses                   (4,375)         (3,875)
                                                     ---------       ---------
         Total loans receivable,  net                $ 695,038       $ 691,294
                                                     =========       =========

         An analysis of the changes in the allowance for loan losses is as follows:

                                                   For the nine months
                                                   ended September 30,
                                                    2001         2000
                                                    ----         ----
                                                      (In thousands)

         Balance, beginning of period             $ 3,875      $ 3,923
         Provision charged to income                  270          300
         Losses charged to allowance                  (14)        (381)
         Recoveries                                   244           --
                                                  -------      -------
         Balance, end of period                   $ 4,375      $ 3,842
                                                  =======      =======

         The Association accounts for impaired loans in accordance with SFAS No. 114 "Accounting by Creditors for Impairment of a Loan" ("SFAS 114") as amended by SFAS No. 118 "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosures".

         An analysis of the recorded investment in impaired loans is as follows:

                                                At or for the nine months
                                                   ended September 30,
                                                    2001         2000
                                                    ----         ----
                                                      (In thousands)

         Impaired loan balance                    $ 2,195      $ 3,675
         Related allowance                             --           --
         Average impaired loan balance              2,394        2,059
         Interest income recognized                    46          187

         For a further discussion of delinquent loans, see "Management's Discussion and Analysis of Financial Condition and Results of Operations - Asset Quality" in this Form 10-Q.